Exhibit 99.4

ENERGY SERVICES OF AMERICA CORPORATION

CONSOLIDATED PRO FORMA BALANCE SHEETS

As of March 31, 2022

2022
Assets

Current assets
Cash and cash equivalents	$8,178,685
Accounts receivable-trade	16,585,025
Allowance for doubtful accounts	(70,310)
Retainages receivable	1,924,608
Other receivables	49,107
Contract assets	7,697,889
Prepaid expenses and other	5,272,735
Total current assets	39,637,739

Property, plant and equipment, at cost	67,560,533
less accumulated depreciation	(39,843,861)
Total fixed assets	27,716,672

Right of use asset, finance lease	296,650

Acquired intangible assets, net	4,591,665
Goodwill	3,426,070

Total assets	$75,668,796

Liabilities and shareholders' equity
Current liabilities
Current maturities of long-term debt	$4,700,128
Lines of credit and short term borrowings	2,236,362
Accounts payable	6,846,215
Accrued expenses and other current liabilities	6,121,518
Contract liabilities	4,213,471
Total current liabilities	24,117,694

Long-term debt, less current maturities	14,492,910
Deferred income taxes payable	2,393,098
Total liabilities	41,003,702

Shareholders' equity

Preferred stock, $.0001 par value, Authorized 1,000,000 shares, no shares outstanding at March 31, 2022	-

Common stock, $.0001 par value
Authorized 50,000,000 shares 17,466,328 issued and 16,247,898 outstanding at March 31, 2022 prior to acquisition and 419,287 shares issued at acquisition closing	1,789

Treasury stock, 1,218,430 shares at March 31, 2022	(122)

Additional paid in capital	60,460,132
Retained earnings (deficit)	(25,796,705)
Total shareholders' equity	34,665,094

Total liabilities and shareholders' equity	$75,668,796

ENERGY SERVICES OF AMERICA CORPORATION

CONSOLIDATED PRO FORMA STATEMENTS OF INCOME

For the Six Months Ended March 31, 2022

2022
Revenue	$81,900,182

Cost of revenues	72,950,149

Gross profit	8,950,033

Selling and administrative expenses	7,918,142
Income from operations	1,031,891

Other income (expense)
Interest income	576
Other nonoperating expense	(475,588)
Interest expense	(512,141)
Gain on sale of equipment	359,792
(627,361)

Income before income taxes	404,530

Income tax expense	166,220

Net income available to common shareholders	$238,310

Weighted average shares outstanding-basic	16,667,185

Weighted average shares-diluted	16,667,185

Earnings per share available to common shareholders	$0.01

Earnings per share-diluted available to common shareholders	$0.01

	Energy Services of America Corporation Consolidated Balance Sheets March 31, 2022	Purchase Entry		Pro Forma Adjusting Entries		Energy Services of America Corporation Consolidated Pro Forma Balance Sheets March 31, 2022
Assets
Current assets
Cash and cash equivalents	$8,362,452	$-		$(183,767)	(g)	$8,178,685
Accounts receivable-trade	16,585,025	-		-		16,585,025
Allowance for doubtful accounts	(70,310)			-		(70,310)
Retainages receivable	1,924,608	-		-		1,924,608
Other receivables	49,107	-		-		49,107
Contract assets	7,697,889	-		-		7,697,889
Prepaid expenses and other	5,272,735	-		-		5,272,735
Total current assets	39,821,506	-		(183,767)		39,637,739

Property, plant and equipment, at cost	61,851,439	5,709,094	(a)	-		67,560,533
less accumulated depreciation	(39,273,861)	-		(570,000)	(h)	(39,843,861)
Total fixed assets	22,577,578	5,709,094		(570,000)		27,716,672

Right of use asset, finance lease	-	-		296,650	(i)	296,650

Acquired intangible assets, net	2,230,067	2,505,598	(b)	(144,000)	(j)	4,591,665
Goodwill	1,814,317	1,611,753	(c)	-		3,426,070

Total assets	$66,443,468	$9,826,445		$(601,117)		$75,668,796

Liabilities and shareholders' equity
Current liabilities
Current maturities of long-term debt	$2,869,128	$-		$1,831,000	(k)	$4,700,128
Lines of credit and short term borrowings	2,236,362	-		-		2,236,362
Accounts payable	6,846,215	-		-		6,846,215
Accrued expenses and other current liabilities	6,121,518	-		-		6,121,518
Contract liabilities	4,213,471	-		-		4,213,471
Income tax payable	-
Total current liabilities	22,286,694	-		1,831,000		24,117,694

Long-term debt, less current maturities	7,879,315	8,826,445	(d)	(2,212,850)	(l)(k)	14,492,910
Deferred income taxes payable	2,265,498	-		127,600	(m)	2,393,098
Total liabilities	32,431,507	8,826,445		(2,085,250)		41,003,702

Shareholders' equity

Preferred stock, $.0001 par value, Authorized 1,000,000 shares, no shares outstanding at March 31, 2022	-	-		-		-

Common stock, $.0001 par value
Authorized 50,000,000 shares 17,466,328 issued and 16,247,898 outstanding at March 31, 2022 prior to acquisition and 419,287 shares issued at acquisition closing	1,747	42	(e)	-		1,789

Treasury stock, 1,218,430 shares at March 31, 2022	(122)					(122)

Additional paid in capital	59,460,174	999,958	(f)	-		60,460,132
Retained earnings (deficit)	(25,449,838)	-		(346,867)	(n)	(25,796,705)

Total shareholders' equity	34,011,961	1,000,000		(346,867)		34,665,094

Total liabilities and shareholders' equity	$66,443,468	$9,826,445		$(601,117)		$75,668,796

(a)	Property, plant and equipment acquired in purchase at stepped up value
(b)	Non-compete valued at $379,149, customer list valued at $1,929,144, and tradename values at $197,335
(c)	Goodwill acquired in purchase allocation
(d)	Bank debt to finance purchase $7,500,000, fair value of seller note $936,000, debt assumed $390,000,
(e)	Par value of 419,287 common shares issued as purchase consideration
(f)	Value of 419,287 common shares issued as purchase consideration less par value
(g)	Cash flow effect of adjustments
(h)	Depreciation based on stepped up asset value
(i)	Right to use finance leases, $365,000 less $68,350 amortization
(j)	Amortization of intangible assets, $24,000 x 6 months
(k)	Reclass current portion of long-term debt, $1,431,000 bank debt, $250,000 seller note, $150,000 finance leases
(l)	Note payable from right to use finance lease, $365,000 plus $14,650 accreted interest less $75,000 in lease payments, less $686,500 in bank payments
(m)	Current year deferred income tax adjustment
(n)	Current year net income fromTSP audited financial statements, partially offset by pro forma income statement adjustments

	Energy Services of America Corporation Consolidated Statements of Income For the Six Months Ended March 31, 2022	Tri-State Paving & Sealcoating Statements of Income For the Six Months Ended March 31, 2022	Pro Forma Adjustments		Energy Services of America Corporation Consolidated Pro Forma Statements of Income For the Six Months Ended March 31, 2022
Revenue	$78,051,703	$3,848,479	$-		$81,900,182

Cost of revenues	69,877,711	3,384,438	(312,000)	(a)	72,950,149

Gross profit	8,173,992	464,041	312,000		8,950,033

Selling and administrative expenses	7,049,634	943,508	(75,000)	(b)	7,918,142
Income (loss) from operations	1,124,358	(479,467)	387,000		1,031,891

Other income (expense)
Interest income	576	-	-		576
Other nonoperating (expense) income	(263,238)	-	(212,350)	(c)	(475,588)
Interest expense	(342,491)	-	(169,650)	(d)	(512,141)
Gain on sale of equipment	359,792	-	-		359,792
	(245,361)	-	(382,000)		(627,361)
Income before income taxes	878,997	(479,467)	5,000		404,530

Income tax expense (benefit)	293,820	-	(127,600)	(e)	166,220

Net income	$585,177	$(479,467)	$132,600		$238,310

Weighted average shares outstanding-basic	16,247,898		419,287		16,667,185

Weighted average shares-diluted	16,247,898		419,287		16,667,185

Earnings per share available to common shareholders	$0.04				$0.01

Earnings per share-diluted available to common shareholders	$0.04				$0.01

(a)	$88,000 depreciation expense increase for the stepped up value of property, plant and equipment, and $400,000 salary & burden expense decrease for employees not retained and salary adjustments
(b)	$75,000 decrease to building lease expense, $68,350 reclassed to other expense (finance lease amortization) and $6,650 reclassed to interest expense
(c)	$68,350 right to use-finance lease amortization expense and $144,000 intangible asset amortization expense
(d)	$163,000 increase in interest expense for debt incurred to finance purchase and $6,650 increase from finance lease
(e)	$129,000 tax benefit adjustment due to TSP previously filing as an "S" corporation during audited periods and $14,00 tax expense of pro forma adjustments